UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

PATH 1 NETWORK TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30928	13-3989885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6215 Ferris Square, Suite 140, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 450-4220

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 13, 2005, our Board of Directors (the “Board”) adopted Amended and Restated Bylaws. This constituted a complete rewriting of the bylaws, rather than isolated amendments of certain sections of the bylaws. Among the most significant changes from our previous bylaws are:

1.	The new bylaws do not provide for a power of stockholders to call special meetings of stockholders.

2.	The new bylaws impose advance notice and other preconditions on the power of stockholders to introduce proposals or nominate director candidates at an annual or special meeting of stockholders.

3.	The new bylaws authorize only the directors, and not also the stockholders, to fill mid-term Board vacancies or newly-created directorships.

4.	The new bylaws permit delivery of certain notices and waivers by means of electronic mail or other electronic transmission in accordance with the Delaware General Corporation Law.

5.	The new bylaws permit the Board to fix a record date that is further in advance of the date of any proposed meeting, action or event.

6.	The new bylaws reduce the maximum authorized number of directors and allow a majority of the maximum authorized number of directors to change such number from time to time.

7.	The new bylaws restrict the power of individual directors to call special meetings of the Board.

8.	The new bylaws define a quorum of the Board as a majority of all Board seats (whether or not any of such seats are vacant).

9.	The new bylaws allow the Company to lend money to or guarantee the obligations of or otherwise assist employees of the Company under certain circumstances and as may be approved by the Board. The old bylaws had been silent in this regard.

10.	The new bylaws permit the Company to provide indemnification rights to, and to purchase and maintain insurance on behalf of, employees and agents of the Company (in addition to directors and officers of the Company). The old bylaws had been silent in this regard.

11.	The new bylaws require the payment of expenses in advance, under certain circumstances, to any party entitled to or to whom the Board extends indemnification rights. The old bylaws had been silent in this regard.

12.	The new bylaws grant the Board power to determine that some or all of any or all classes or series of the Company’s capital stock shall be uncertificated.

13.	The new bylaws require an affirmative vote of stockholders representing 70% of the voting power of the Company to amend the new bylaws, rather than a majority of the voting power.

14.	The new bylaws do not contain certain provisions found in the old bylaws that required the Company to submit to the Board certain kinds of matters identified in a strategic investment agreemnent with Leitch Technology Corporation.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Document

3.2.1	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATH 1 NETWORK TECHNOLOGIES INC.

Date: December 16, 2005	By:	/s/ THOMAS L. TULLIE
Thomas L. Tullie
President Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

3.2.1	Amended and Restated Bylaws.